Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Executive Officer

In connection with the Quarterly Report of PURE Bioscience (the "Company") on Form 10-QSB for the fiscal quarter ending October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
L. Krall, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



December 15, 2003                /s/ Michael L. Krall
------------------------         --------------------------
                                     Michael L. Krall
                                     Chief Executive Officer


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Certification of Chief Financial Officer

In connection with the Quarterly Report of PURE Bioscience, (the "Company") on Form 10-QSB for the fiscal quarter ended October 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary Brownell, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2003                     /s/ Gary Brownell
------------------------              -----------------------------------
                                          Gary Brownell
                                          Chief Financial Officer